SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): December 20, 2006
NEUROCRINE BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other	(Commission File	(IRS Employer Identification
jurisdiction of	Number)	No.)
incorporation or
organization)

12790 El Camino Real	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS.
On December 20, 2006, the Company announced that under the collaboration between Neurocrine and GlaxoSmithKline (GSK), GSK has initiated Phase II “proof of concept” clinical trials with a lead Corticotropin Releasing Factor R1 (CRF1) receptor antagonist compound for two indications, social anxiety disorder (SocAD) and irritable bowel syndrome (IBS). As a result, the Company has recognized an $8 million milestone payment from GSK upon initiation of these two Phase II clinical trials.
Item 9.01. Exhibits
99.1	Press release dated December 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2006	NEUROCRINE BIOSCIENCES, INC.

/s/ Timothy P. Coughlin Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document Description
99.1	Press release dated December 20, 2006